Nasdaq: mnsb

second quarter 2023

MainStreetBancshares, Inc.

July 24, 2023

Forward-looking statements and additional information

Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission’s (“SEC”) website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, “Risk Factors”.

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company’s performance.

About us

Bank established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full time employees:	179
Assets per employee ($MM):	$10.9
Holding company established:	Feb 11, 2016
Common stock Nasdaq symbol:	MNSB
Close common stock price [1]:	$22.66
Common shares outstanding[1]:	7,522,297
Market capitalization ($MM)	$170
Preferred stock Nasdaq symbol:	MNSBP
Close preferred stock price[1]:	$23.00
Russell 2000 index:	June 2023


D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

1. As-Of June 30, 2023

The National Capital region is robust

Strong Employment



US Unemployment Rate
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.7%
10.0%
9.6%
7.2%
1/1/2004
3/1/2005
5/1/2006
7/1/2007
9/1/2008
11/1/2009
1/1/2011
3/1/2012
5/1/2013
7/1/2014
9/1/2015
11/1/2016
1/1/2018
3/1/2019
5/1/2020
7/1/2021

Historic trend of low unemployment compared to overall U.S., even during downturns

Market Analysis

- Home to >10% of all federal employees
- Data Center Alley [1]
  - More than 70 data centers
  - Sustains 70% of U.S. internet traffic
- High Median Household Income [2]
  - Loudoun County ranked #1
  - Fairfax County ranked #4
- 16 Fortune 500 companies
- DC MSA population up ~10% in ten years [3]
- Companies Transitioning to the Region
  - Amazon's HQ2 in Crystal City
  - Boeing's HQ moving to Arlington
  - Raytheon's HQ moving to Arlington

1. Per DigitalTech.com
2. Median Household Income, FRED
3. 2010 to 2020 population change, FRED

Financial metrics are excellent

		2Q23 YTD	2Q23	1Q23	2Q22
Profitability	EPS	$1.86	$0.85	$1.01	$0.71
	Efficiency Ratio	53.48%	54.04%	52.97%	54.61%
	ROAA[2]	1.60%	1.46%	1.75%	1.39%
	ROAE[2]	14.87%	13.40%	16.40%	12.59%
	ROATCE[2]	18.13%	16.44%	19.82%	13.38%
	Net Interest Margin[1 2]	4.45%	4.21%	4.69%	3.95%
Balance Sheet	Net Loans ($000)	$1,637,484	$1,637,484	$1,617,275	$1,416,875
	Total Deposits ($000)	$1,593,383	$1,593,383	$1,632,288	$1,500,127
	Total Assets ($000)	$1,949,351	$1,949,351	$2,055,008	$1,793,379
	ACL / Gross Loans	1.04%	1.01%	0.94%	0.91%
	NCOs / Avg Loans	0.00%	0.00%	0.00%	0.00%
	Total Equity/Tangible Assets non-GAAP	10.87%	10.87%	10.02%	10.53%

1. Tax-Equivalent Yield
2. Annualized

Risk metrics reflect strong management

		2Q23	1Q23	2Q22
Liquidity	Liquidity Coverage Ratio (LCR) [1]	124%	118%	185%
	Loan-to-Deposit Ratio	104%	100%	95%
	Core Deposit Ratio	74%	71%	72%
	FDIC Insured / Total Deposits [2]	76%	73%	57%
	Secured Line Available Balance	$494M	$436M	$421M
	Unsecured Line Available Balance	$99M	$129M	$104M
Capital [2]	Tier 1 Capital	$284,558	$278,227	$246,183
	Worst-case stress results[3]	-$32,539	-$30,889	-28,690
	CET1 Capital after worst-case stress	$252,019	$247,338	$217,493
	CET1 Ratio after worst-case stress	14.02%	13.77%	13.62%
	CET1 Ratio (regulatory min. is 7%)	15.37%	15.06%	15.01%

1. LCR = High-Quality Liquid Assets / Total net 30-day cash outflow amount. Target is > 100%
2. Bank-level metric
3. Worst-case stress for earning assets, including loans, Available for Sale (AFS) and Held to Maturity (HTM) securities, among others. Tax-Equivalent

Adjusting interest rate sensitivity





- What we anticipate for the second half of 2023 and beyond
  - Inflation is declining but continues above the Fed's target. Fed signaling another rate rise - likely will only see one more 25 bp increase in July. Rates should remain flat into mid-2024.
  - Contraction of consumer spending and tightening of commercial credit will assist the economic slowdown.
- What are we doing
  - adjusting interest rate sensitivity (e.g., fixing rates on new & renewed loans or increasing floors on floating rate loans, pursuing adjustable-rate deposits or offering call features on deposits.)



Assumptions for second half of 2023

Projections:

- Monthly expense rate between 2.5 - 3.0% for remainder of the year (this includes $120k per month for software amortization).
- One rate hike of 25bp for the remainder of the year.

General Statements:

- Preservation of capital is a priority. Intend to pay dividends on preferred and common shares as performance and market conditions allow.
- We are not engaging in crypto.
- LIBOR to SOFR conversion is complete.
- We are always amenable to talking about M&A as opportunities arise.

cybersecurity

Strong focus on managing cybersecurity

Team

Matt McCrory	SVP, CISO
Powlos Million	Cyber Security Operations Analyst / DevSec
MarKeisha Snaith	Sr. Cyber Security Operations Analyst / OpsSec / GRC
Steven Yousef	Cyber Security Operations Analyst / OpSec
Bernardo Guichardo	Sr. Cyber Security Operations Analyst / OpSec

Tools

- The Team uses no less than 28 unique cybersecurity systems to ensure the integrity of our network and cloud

Risk management

- The Board's Audit & Risk Committee engages ongoing independent cyber intrusion testing

Fidelity bond

- $5 million coverage for cybersecurity issues

CISO – chief information security officer
DevSec – development security
OpsSec – operations security
GRC – governance, risk & compliance

liquidity metrics

Liquidity is strong and well-managed

Quarterly liquidity monitoring results

Metric	2Q22	3Q22	4Q22	1Q23	2Q23
Liquidity Coverage Ratio (LCR)[1]	185%	211%	97%	118%	124%
Core Deposit Ratio	72%	74%	77%	71%	74%
FDIC Insured / Total Deposits [2]	44%	46%	78%	73%	76%
High Quality Liquid Assets[3]	$242M	$277M	$204M	$290M	$161M
Secured line available balance	$410M	$448M	$365M [4]	$436M [4]	$494M
Unsecured line available balance	$104M	$104M	$104M	$129M	$99M
Total available funding sources	**$515M**	**$552M**	**$469M**	**$565M**	**$593M**

Daily liquidity monitoring is robust and effective

Significant liquidity backstop provided by full availability of secured and unsecured lines

1. LCR = High-Quality Liquid Assets / Total net 30-day cash outflow amount. Target is > 100%
2. Bank-Level metric
3. High Quality Liquid Assets include cash and due from other banks, federal funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance.
4. Net of borrowings outstanding of $100 million and $45 million as of 12/31/22 and 3/31/23, respectively.

net interest margin

Net interest margin is excellent

Net interest income & net interest margin [1]



Net Interest Income ($000)
$16,190
$18,165
$20,666
$21,161
$19,341
3.95%
4.14%
4.70%
4.69%
4.21%
2Q22
3Q22
4Q22
1Q23
2Q23

Impact to NIM over past 4 quarters [1]



3.95%
1.92%
0.19%
-1.84%
-0.01%
4.21%
NIM (Q2 2022)
Loan Income
Other Income
Retail & Wholesale Deposits
Other Expenses
NIM (Q2 2023)

1. Quarter-end NIM with tax-equivalent yield

Net interest margin forecast is good

NIM trailing twelve months with projections[1]


4.50%
4.30%
4.10%
3.90%
3.70%
3.50%
3.30%
3.47%
3.67%
3.88%
4.19%
4.38%
4.43%
4.24%
4.23%
NIM
NIM Baseline
NIM Low Rate Scenario
NIM High Rate Scenario
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Highlights

Baseline model reflects 25bp rate rise in July then flat rates for remainder of 2023 with a 4.24% NIM.

High-rate scenario reflects three rates increases between July and October totaling an additional 75bps.

Low-rate scenario has a 25bp rate cut in December.

Both the high- and low-rate scenarios result in a similar 4.23% NIM.

1. High and low forecast uses S&P Global rates projections for 3Q23 and 4Q23 in the Bank's simulation model

deposit metrics

Deposit shift consistent with national trend

Deposit type as a percentage of total deposits



50%
52%
35%
33%
38%
38%
40%
45%
44%
23%
24%
26%
38%
36%
36%
36%
30%
24%
27%
24%
39%
29%
26%
26%
24%
25%
32%
2018
2019
2020
2021
2Q22
3Q22
4Q22
1Q23
2Q23
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

June 30, 2023 deposits

Core deposits	$1,184M	74%
Non-core deposits	$409M	26%
Total deposits	$1,593M	100%

Core deposits a healthy 74% of total deposits

Core deposit mix ($MM)



$443
$352
$347
$42
Non-Interest Bearing (NIBs), excl. Avenu
Interest Bearing, Non-Maturity
CDs & Time Deposits
Avenu NIBs

Highlights

- $352M in CDs
  - Weighted avg maturity date of April 2024
  - Weighted avg rate of 3.71%
- $443M in interest-bearing, non-maturity deposits
  - Weighted avg rate of 2.98%

Non-core deposits are well-structured

Non-core deposits are 26% of deposits



$280
$69
$60
Wholesale CDs
Callable Wholesale CDs
Special int bearing non-maturity

Highlights

- $69MM in callable CDs
  - Bank holds call option
  - Avg call is Feb. 2024
  - Avg maturity is Nov. 2026
  - Weighted avg rate is 5.16%
- $280MM in wholesale CDs
  - Avg maturity date is Apr. 2024
  - Weighted avg rate is 4.03%
- Special int bearing non-maturity
  - Current Rate of 5.45%
  - Bank can call deposits at any time

Most accounts are FDIC insured

Deposits ($MM) & FDIC Insurance[1]

Deposits	# of accounts	Balance[1] (billion)	Average balance ($000)	% of total accounts
FDIC Insured	153,591	$1.158	$8	72%
Not Insured	635	$0.445	$702	28%
TOTAL	**154,226**	**$1.603**	**$10**	**100%**

Highlights

- 72% of deposits accounts are fully insured and 76% of deposit balances are fully insured by the FDIC.
- Uninsured deposits are diversified
- FDIC data reflects that banks with assets between $1 billion and $5 billion have an average of 33.2% uninsured deposits

1. Per Call Report definition. Excludes settlement and non-post amounts. See call report, RC-O Memoranda line 1.

Deposit rate shift concentrated in 1Q 2023

Effective Fed Funds Rate & Cost of Deposits



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Cost of Deposits
Effective Fed Funds Rate
12/21
01/22
02/22
03/22
04/22
05/22
06/22
07/22
08/22
09/22
10/22
11/22
12/22
01/23
02/23
03/23
04/23
05/23
06/23
07/23
08/23
09/23

Highlights

Added $110M in wholesale funds at the tail-end of Q1.

- Attractive Avg rate 4.88%
- Avg duration of 3+ Years
- Approximately 50% of balances are callable within 12 months.

Bank diligently managing deposit rates

Posted deposit rates

Acct Type	Balance 2Q23 (000's)	Weighted Avg. Rate 2Q23
Bus. Checking	$382,207	0.28%
Bus. Savings	$9,154	0.50%
Bus. Money Market	$243,883	4.04%
Treasury Market	$69,293	2.22%
1-Month CD	$4	1.00%
3-Month CD	$6,162	5.05%
6-Month CD	$57,255	5.04%
18-Month CD	$79,380	3.31%
1-Year CD	$228,938	3.69%
2,3,4,5-Year CDs	$232,476	3.86%

Highlights

Large balance customers have negotiated rates when required

Bank offered a special 4.89% APY 15-Month CD between March and April and brought in $69 million

loan metrics

Fixed and Floating Loan Status

- Floating Rate Loans Booked YTD 2023:
  - $73MM with weighted avg floor rate of 7.68%
  - $115MM in total floating rate loans booked
  - Weighted avg rate for all new loans of 8.46%
- Fixed Rate Loans Booked YTD 2023:
  - $102MM in total fixed rate loans booked
  - Weighted avg rate of 6.37%



Floating - Immediate[2] 44%
Fixed[1] 56%

Bank is positioning balance sheet for flat and down rates. Increasing new fixed-rate loans and requiring floors on most new floating loans. Multi-year pre-payment penalties are attached to all loans.

1. "Fixed" loans include floating loans with a reprice date after 2023.
2. "Floating – Immediate" loans are loans that will reprice immediately or are term loans that have a reprice date before the end of 2023

Fixing loans and adding floors…

Metric	2Q22	3Q22	4Q22	1Q23	2Q23
Total loan balance (000's)	$1,439	$1,466	$1,598	$1,609	**$1,657**
Weighted average Int rate	4.54%	5.13%	5.88%	6.14%	**6.98%**
Total floating rate balance (000's)	$1,010	$1,025	$1,115	$1,118	**$1,080**
Weighted avg. floating Int rate	5.24%	6.21%	7.24%	7.65%	**7.81%**
Floating as a % of total loans	70%	70%	70%	69%	**65%**
Total loan with rate floor (000's)	$721	$720	$761	$763	**$736**
Weighted average rate floor	4.61%	4.63%	4.67%	4.79%	**5.05%**

1. Declining volume of floating rate loans.
2. Increasing volume of floating rate loans with floors.
3. Increasing weighted average floor interest rate.

Loan portfolio dynamics are consistent

Average loan size[1] and legal lending limit by year (000's)



Average Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$45,271
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,440
2017
2018
2019
2020
2021
2022
2023 YTD

2Q23 portfolio composition [2]



Res. Real Estate 25%
Construction 25%
C&I 6%
Comm. Real Estate 44%
$1.7 billion

1. Average loan size excludes PPP & Consumer loans
2. "Other Loans" account for less than 1% and are not represented on the chart

Loan performance metrics are good

Allowance[1] & Non-Performing Assets


$12,500
0.00%
$12,982
0.00%
$12,994
0.00%
$14,114
0.00%
$16,613
0.00%
$17,246
0.00%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
ACL
NPAs / Assets

Reconciliation of Loan volume 2Q23 YTD[2]


$1,594
$237
-$177
+4%
$1,654
Gross Loans 12/31/22
New Loans & Advances
Repayments
Gross Loans 6/30/23

Highlights

- 4% loan growth year-to-date
- Zero non-performing assets
- Began using the Current Expected Credit Loss (CECL) methodology in 2023
- ACL / Gross Loans is 1.04%
- Quarterly ACL increase due to loan growth

1. Beginning 1Q23, the Company adopted CECL and adjusted the allowance for credit losses to include off-balance sheet instruments, prior to adoption, the incurred loss methodology was utilized
2. Gross Loans are net of unearned fees

Loan portfolio is high quality

Investor CRE as a % of total capital



370.6
366.1
370.1
377.5
372.12
363.43
136.2
138.2
137.5
137.4
140.78
139.59
%
234.4
227.9
232.6
240.1
231.34
223.84
1Q22
2Q2022
3Q2022
4Q2022
1Q23
2Q23
Investor CRE

Excellent cumulative credit performance

2004 - Present	Origination Balance Lifetime	Net Charge-Offs Lifetime	Lifetime NCO to Original Balance
Investor CRE [1]	$4.0 bil	$0	~0 bps
Other Com'l [2]	$1.7 bil	-$5 mil	~30 bps
Cons & Other	$1.4 bil	-$2 mil	~14 bps
Total Loans	$7.1 bil	-$7 mil	~10 bps

1. Investor CRE includes Construction, Multi-Family, and Non-Owner Occupied CRE loans
2. Other Commercial includes C&I and Owner Occupied CRE loans. Does not include renewals for C&I

Loan portfolio quality is good

Internal watch list loans over five quarters

(dollar amounts in millions)	6/30/2022		9/30/2022		12/31/2022		3/31/2023		6/30/2023	
	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance
Criticized loans	4	$16.1	1	$0.7	-	-	-	-	-	-
Classified loans	9	$20.5	6	$11.3	4	$9.6	6	$10.2	8	$11.1

Classified loans / Total gross loans = 0.67%

Nominal exposure to office space

Current Balance of Office Portfolio as of June 30, 2023

Category ($ Millions)	Location				
	DC	MD	VA	Other	Total
Mixed use	$0.6	$2.8	$3.1	-	$6.5
Office space	-	$1.9	$11	-	$12.9
Office conversion to res	-	-	$21.6	-	$21.6
Medical	-	$22.5	$15.6	$0.5	$38.6
Under construction	$9.4	-	-	-	$9.4
Total	$10	$27.2	$51.3	$0.5	$89
Weighted avg LTV	34%	37%	55%	21%	43%

100% of Under Construction category balances will become owner-occupied upon completion or already have long-term leases in place.

The portfolio's loan-to-value is strong.

The "Office conversion to res" category represents an office building that was purchased to be converted to an apartment building once the remaining few leases mature.

Construction loans


Construction Balance by Collateral and Progress
$193,113
42%
$102,779
33%
48%
$49,614
$23,990
$23,703
15%
$18,681
86%
$9,397
MultiFamily
1-4 Family
Retail/Commercial
Raw Land
Industrial
Other
Office
Balance ($000)
Avg. Construction Project Progress %

Map of CRE portfolio



CRE – Retail-Commercial
Construction – Residential (SF)
CRE – Multi-Family
Construction – Multi-Family
CRE – Office
CRE – Hospitality
Construction – Condo
Construction – Other
CRE – Industrial
CRE – Shopping Center
Construction – Raw Land
Construction – Office
Construction – Retail
Construction – Industrial
CRE – Other
Martinsburg
Owings Mills
Towson
Abingdon
Augusta
Capon Bridge
Harpers Ferry
Charles Town
Mt Airy
Dundalk
Chestertown
Columbia
Hanover
Glen Burnie
Gaithersburg
Laurel
Pasadena
Rockville
Reston
Middleburg
Annapolis
Kent Island
Centreville
Upper Marlboro
St Michaels
Easton
Warrenton
Quantico
La Plata
Prince Frederick
Cambridge
Culpeper
Stafford
Lusby
Locust Grove
Fredericksburg
King George
Woodford
Montross
Bowling Green
Charlottesville
Louisa
Zion Crossroads
Ruther Glen
Warsaw
Tappahannock
Callao
Heathsville

Well diversified commercial real estate loan portfolio distribution within the Bank's lending footprint

New Q2 CRE loans are in good sectors

Sector	# of Loans	Origination Amount ($000)	Weighted Avg Rate	Avg Maturity
Residential Construction	13	$25,463	8.85%	Sep. 2024
Industrial	5	$21,972	7.93%	Jul. 2028
Multi-Family	6	$20,031	7.55%	Aug. 2028
Retail	4	$5,785	7.34%	Sep. 2031
Office	1	$199	7.00%	Apr. 2033
Total	**29**	**$73,450**	**8.10%**	**Jul. 2027**

Industrial Loans originated in 2Q23 account for 30% of Q2 CRE loans

stress metrics

Capital remains strong after stress results

Component	Outstanding ($000)	Stress Loss[1] ($000)
Construction	$421,277	$4,445
Investor CRE	675,581	7,296
All Other Loans	561,135	12,268
HTM Securities	15,590	146
AFS Securities	70,905	8,346
Swap Portfolio	-	-
BOLI	37,763	38
Totals	**$1,782,251**	**$32,539**
	Current	Stress
CET1-RBC Ratio %	**15.37%**	**14.02%**

1. Tax-Effective loss

To be well-capitalized, the Common Equity Tier 1 (CET1) risk-based capital ratio must be at least 7.0%.

Company is significantly above that level

Stress test results good over five qtrs

Earning assets stress test loss estimates[1,2]

Asset Type	2Q22	3Q22	4Q22	1Q23	2Q23
			($ 000's)		
Investor CRE & Construction	$11,407	$9,602	$11,712	$11,977	$11,741
All Other Loans	10,721	10,184	11,216	11,171	12,268
AFS Securities	5,183	7,707	6,751	6,055	8,346
HTM Securities	8	318	126	61	146
Other Assets[3]	0	0	0	87	38
Stress Loss Est	$27,319	$27,811	$29,805	$29,350	$32,539
Stressed CET1 - RBC	13.7%	14.1%	13.8%	13.4%	14.0%

Highlights

Bank remains well-capitalized after each quarterly stress test

1. "Investor CRE" uses a custom loan-level model for loss estimates. "All Other Loans" use a portfolio level loss rate model. "Securities" are the loss on sale of AFS and HTM portfolio (AOCI)
   The "Well Capitalized Loss Required" is the total loss required for bank to fall below the regulatory guidance for the Common Equity Tier-1 Risk Based Capital Ratio
2. Tax-Effective Loss
3. This category began being stressed during 2Q23. This category includes BOLI and the Swap book

Notional exposure for securities portfolio

Security type	Current balance	gain / loss	Tax-effective gain/loss
		(000's)	
Available-for-Sale			
MBS, CMO, CMBS	$8,970	($1,304)	($1,002)
Municipals	$21,091	($3,268)	($2,511)
SBA	$3,167	($37)	($29)
Corporates	$9,470	($1,631)	($1,253)
CRA Eligible	$28,206	($4,622)	($3,551)
		AOCI	($8,346)
Held-to-Maturity			
All, Less CRA	$14,518	($157)	($120)
CRA Eligible	$1,072	($34)	($26)
	Unrealized market loss		($146)

34% of securities were purchased for Community Reinvestment Act (CRA) purposes.

CRA-purpose securities represent 42% of the AOCI unrealized loss

Avenu


AVENU™
IS
LIVE

Avenu™ version 1 costs are well-managed

Balance Sheet June 30, 2023

	(000's)
Computer software	$12,267
Other assets	$91
Total assets	**$12,358**
Non-interest-bearing deposits	$43,895
Interest-bearing deposits	$2,263
Total deposits	**$46,158**

The Avenu team has been judicious in cost-monitoring and expense control.

Avenu™ legacy performance is good

Income Statement through June 30, 2023

	(000's)
Service charge Income	**$458**
Income from deposits [1]	$1,028
Total income	**$1,486**
Employee compensation	$687
Other expenses	$845
Compliance expenses	$69
Total non-interest expense	**$1,601**
Net Income before taxes	**($115)**

Production team is fully-staffed and has taken control of product development.

Capitalized development costs will begin amortization in August 2023.

1. Determined by funds transfer pricing of NIBs using the weighted average Effective Fed Funds Rate for June 30, 2023, YTD

Avenu™ is open for traffic

Opportunities in the BaaS space continue to grow

Projected[1] range of opportunities

	2023	2024
New DDA balances	$5M - $25M	$50M - $125M
New fees	< $100k	$400k - $1.25M

- ✓ Live with first client (currently hardening and scaling)
- ✓ 4 clients have signed the agreement to go forward
- ✓ 4 clients have the agreement and are making progress
- ✓ 6 clients have expressed "warm" interest to go forward

[1] The success of our BaaS/SaaS solution is heavily dependent upon the success of our clients. We are focused on identifying clients that have a high probability of success, but just as with any market activity, there is no guarantee that every client will be a "winner". As such, we make no assurances of our projections at this stage.

history, capital structure & performance

ESG journey is underway

Environmental Stewardship

- Bank is "branch lite", which translates into less traffic.
- We recycle in every area including electronic waste.
- Charging stations for electric vehicles. Nearly all company vehicles are electric or hybrid.
- Employees can telecommute. Approximately 15% of our employees work remotely full-time.
- We seek opportunities to lend into energy efficiency and renewable energy.

Social Diversity

- Board of directors includes 2 women and 2 minority members out of 10 total directors.
- At year-end, 75% of the employees self-identified as either female or ethnically diverse.
- One-third of senior staff are ethnically diverse.
- Fifty percent of executive vice presidents are female or ethnically diverse.
- Focused on equal pay for equal work, and on developing all employees.
- Substantial commitment to training and mentoring.

Governance

- Two-thirds of board members are independent, including the Vice-Chair
- Board members are very diligent and steeped in good corporate governance practices

We serve our community

August 22, 2022 Public Disclosure (Excerpt [1])

COMMUNITY REINVESTMENT ACT PERFORMANCE EVALUATION

INSTITUTION'S CRA RATING: This institution is rated: **Outstanding.**

The Lending Test is rated: **Outstanding**.

The Community Development Test is rated: **Outstanding.**

[1] To view the Community Reinvestment Act Performance Evaluation Public Disclosure in its entirety, please visit any MainStreet Bank office.

Smart balance sheet growth



May 2004 $12.5M Private Placement of Common Stock
'04
August 2005 $12.6M Private Placement of Common Stock & Began trading on OTC Market
'05
December 2014 $12.8M Private Placement of Common Stock
'14
July 2016 Formed Holding Company / Began Trading on OTCQX
'16
January 2017 $15M Sub-Debt Offering
October 2017 $18.4M Private Placement of Common Stock
'17
August 2018 $45M Private Placement of Common Stock
'18
April 2019 Became SEC Registrant and Began Trading on NASDAQ Capital Market
'19
September 2020 $28.75M Depository Share Offering
'20
April 2021 $30M Sub-Debt Offering
'21
March 2022 $44M Sub-Debt Offering
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
$1,949
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 Q2

Capital stack is well structured

Component	Outstanding ($000)	Rate/Return	Percent of Capital Stack
Common Stock	$208,832 [1]	14.46% [2]	69.57%
Subordinated debt	$72,444	3.90%	24.13%
Preferred Stock	$27,263	7.50%	9.08%
AOCI	-$8,346	-	-2.78%
TOTAL	$300,193		100.00%

[1] Includes the Allowance for Credit Losses
[2] 2Q23 Return on Total Common Equity (ROTCE)

Current Price / TBV is a bargain


Tangible Book Value
Market Value
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
25.66
24.63
29.68
$22.22
22.66
$22.73
$21.75
19.86
$20.18
$20.49
$20.94
$20.61
$20.75
$20.94
Dividend $0.05
Dividend $0.05
Dividend $0.05
Dividend $0.10
Dividend $0.10
Dividend $0.10
7/1/2021
8/1/2021
9/1/2021
10/1/2021
11/1/2021
12/1/2021
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022
12/1/2022
1/1/2023
2/1/2023
3/1/2023
4/1/2023
5/1/2023
6/1/2023
7/1/2023
8/1/2023
9/1/2023

Market data is from Yahoo Finance

MNSB outperforms peer banks


15%
5%
-5%
-15%
-25%
-35%
-45%
-55%
-65%
30-Dec-22
30-Jan-23
28-Feb-23
31-Mar-23
30-Apr-23
31-May-23
30-Jun-23
MNSB
CBNK
EGBN
JMSB
SASR
FDVA
FVCB
FRST
BRBS
-18%
-29%
-52%

Graphic is the percentage change from December 31, 2022, to June 30, 2023. Data is from Yahoo Finance

financial highlights

Financial highlights

In $000 unless otherwise noted	2018	2019	2020	2021	2022	Q2'23 LTM	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
	Year-End Financials						Quarter-End Financials				
Interest Income	43,836	58,813	62,072	64,199	83,845	107,036	18,813	21,913	25,772	28,645	30,706
Interest Expense	12,666	19,377	16,095	10,663	13,836	27,982	2,692	3,817	5,176	7,554	11,435
Net Interest Income	31,169	39,436	45,977	53,536	70,010	79,054	16,121	18,096	20,596	21,091	19,271
Noninterest Income	3,239	4,857	7,493	6,110	4,834	4,220	1,260	1,348	1,059	1,003	810
Realized Gains on Securities	0	5	0	6	4	0	4	0	0	0	0
Total Revenue	34,408	44,298	53,470	59,645	74,843	83,274	17,385	19,444	21,655	22,094	20,081
Noninterest Expense	19,979	25,376	30,300	32,865	39,057	43,154	9,494	9,892	10,707	11,703	10,852
Pre-Tax Pre-Provision Income (Non-GAAP)	14,429	18,922	23,170	26,782	35,787	40,120	7,891	9,552	10,948	10,391	9,229
Provision for Loan Losses	3,126	1,618	3,610	-1,175	2,398	2,039	480	0	1,118	283	638
Net Income before Taxes	11,303	17,304	19,560	27,956	33,389	38,081	7,411	9,552	9,830	10,108	8,591
Provision for Taxes	2,094	3,354	3,843	5,785	6,714	7,662	1,481	1,808	2,252	1,957	1,645
Net Income (GAAP)	9,209	13,950	15,717	22,171	26,674	30,419	5,930	7,744	7,578	8,151	6,946
Less: Realized Gains	0	-5	0	-6	-4	0	-4	0	0	0	0
Plus: Tax Act Changes	0	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	0	-5	0	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	0	-4	0	-4	-3	0	-3	0	0	0	0
Core Net Income (Non-GAAP)	9,209	13,946	15,717	22,167	26,671	30,419	5,927	7,744	7,578	8,151	6,946
Average Assets	949,044	1,173,088	1,498,188	1,685,140	1,744,029	1,850,024	1,710,088	1,802,477	1,799,294	1,885,671	1,912,653
Average Equity	88,708	129,281	149,160	179,123	190,839	198,566	188,902	190,439	194,260	201,603	207,962
Average Tangible Common Equity	88,708	129,281	141,189	151,327	158,105	162,429	157,127	156,985	158,855	164,462	169,415

Financial highlights - continued

In $000 unless otherwise noted	Year-End Financials 2018	2019	2020	2021	2022	Q2 '23 LTM	Quarter-End Financials Q1'22	Q3'22	Q4'22	Q1'23	Q2'23
Performance Metrics (%)											
ROAA	0.97	1.19	1.05	1.32	1.53	1.64	1.39	1.70	1.67	1.75	1.46
ROAE	10.38	10.79	10.54	12.38	13.98	15.32	12.59	16.13	15.48	16.40	13.40
ROATCE	10.38	10.79	11.13	13.18	16.87	18.73	15.13	19.56	19.08	19.82	16.44
Core ROAA (Non-GAAP)	0.97	1.19	1.05	1.32	1.53	1.64	1.39	1.90	1.67	1.75	1.46
Core ROAE (Non-GAAP)	10.38	10.79	10.54	12.38	13.98	15.32	12.59	16.12	15.60	16.40	13.40
Core ROATCE (Non-GAAP)	10.38	10.79	11.13	13.18	16.87	18.73	15.13	19.55	19.08	19.82	16.44
Net Interest Margin (%)	3.41	3.50	3.21	3.33	4.18	4.42	3.93	4.12	4.69	4.68	4.19
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.43	3.52	3.23	3.35	4.19	4.44	3.95	4.14	4.70	4.69	4.21
Common Equity	121,251	137,034	140,402	161,525	171,019	183,246	161,141	162,738	171,019	177,725	183,246
Less: Total Intangible Assets	0	0	0	2,493	9,149	12,267	4,956	7,258	9,149	10,559	12,267
Tangible Common Equity (Non-GAAP)	121,251	137,034	140,402	159,032	161,870	170,979	156,185	155,480	161,870	167,166	170,979
Total Assets	1,100,613	1,277,358	1,643,165	1,647,402	1,925,751	1,949,351	1,793,379	1,860,115	1,925,751	2,055,008	1,949,351
Less: Total Intangible Assets	0	0	0	2,493	9,149	12,267	4,956	7,258	9,149	10,559	12,267
Intangible Assets (Non-GAAP)	1,100,613	1,277,358	1,643,165	1,644,909	1,916,602	1,937,084	1,788,423	1,852,857	1,916,602	2,044,449	1,937,084
Total Equity / Tangible Assets (%) (Non-GAAP)	11.02	10.73	10.20	11.46	10.35	10.87	10.53	10.25	10.35	10.02	10.87
Common Shares Outstanding (actual)	8,177,978	8,260,259	7,443,842	7,595,781	7,442,743	7,522,297	7,526,463	7,425,432	7,442,743	7,524,277	7,522,297
Tangible Book Value per Common Share ($) (Non-GAAP)	14.83	16.59	18.86	20.94	21.75	22.73	20.75	20.94	21.75	22.22	22.73

MainStreet Bancshares, Inc.
second quarter 2023